UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2012 (Oct. 29, 2012)

Connecticut Water Service, Inc.

(Exact name of registrant as specified in its charter)

Connecticut

(State or other jurisdiction of incorporation)

0-8084	06-0739839
(Commission File Number)	(IRS Employer Identification No.)

93 West Main Street, Clinton, Connecticut	06413-0562
(Address of Principal Executive Offices)	(Zip Code)

(860) 669-8630

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Entry into a New Master Loan Agreement; New Term Loan Supplements

On October 29, 2012, The Connecticut Water Company, a Connecticut corporation (“CWC”) entered into a Master Loan Agreement (the “Agreement”) with CoBank, ACB, a federally chartered instrumentality of the United States (“CoBank”). CWC is the largest operating water utility subsidiary of Connecticut Water Service, Inc., a Connecticut corporation (“CWS”).

CWC also delivered to CoBank four Promissory Note and Single Advance Term Loan Supplements, each dated October 29, 2012 and described below (the “Promissory Notes”). On the terms and subject to the conditions set forth in the Promissory Notes issued pursuant to the Agreement, CoBank agreed to make unsecured loans (each a “Loan,” and collectively the “Loans”) to CWC from time to time, in an aggregate principal amount of up to $54,645,000, as follows:

Promissory Note	Principal Amount	Maturity Dates

Promissory Note and Single Advance Term Loan Supplement No. RI087T01	$8,000,000	Dec. 15, 2020

Promissory Note and Single Advance Term Loan Supplement No. RI087T02	$14,795,000	Sept. 1, 2022

Promissory Note and Single Advance Term Loan Supplement No. RI087T03	$17,045,000	Mar. 1, 2028

Promissory Note and Single Advance Term Loan Supplement No. RI087T04	14,805,000	Aug. 1, 2032

As described in Item 1.02 below, CWC used substantially all of the proceeds of the Loans to refinance certain of its outstanding debt securities.

The Agreement contains customary representations and warranties, which are in certain cases modified by “materiality” and “knowledge” qualifiers, and customary affirmative and negative covenants. Subject to the payment of a surcharge described in the Agreement for Loans bearing interest at fixed rates, CWC may prepay the Loans in whole or in part at any time prior to each of the Maturity Dates specified above.

The Loans are supported by an unsecured limited guarantee of payment by CWS not to exceed $1,000,000, in favor of CoBank. CWS will have an equity interest in CoBank (required by CoBank of a borrower or its parent), and will be entitled to patronage payments from CoBank based upon the amounts outstanding under the Loans. CWS will pass any such patronage payments through to CWC.

Under the Agreement, CWC is required to maintain together with its consolidated subsidiaries at all times: (1) a ratio of Total Debt to Total Capitalization (as such terms are defined in the Agreement) of not more than 0.60 to 1.00; and (2) a ratio of EBITDA to Interest Expense (as such terms are defined in the Agreement) of not less than 3.00 to 1.00.

Under each of the Promissory Notes and Supplements, CWC will pay interest on any Loans made by CoBank in accordance with either of the following interest rate options, as selected periodically by CWC: (1) at a weekly quoted variable rate, a rate per annum equal to the rate of interest established by CoBank on the first business day of each week; (2) at a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance for periods of 180 days or more. The maximum number of fixed rates in place at any one time shall be five. Interest shall be calculated on the actual number of days each Loan is outstanding on the basis of a year consisting of 360 days.

The Agreement defines an “Event of Default” to include the following: payment defaults under the Agreement or a Promissory Note, breaches by CWC of its representations, warranties, covenants and other agreements under the Agreement or a Promissory Note, cross-defaults or failures to make payments when due under CWC or CWS’s other loan agreements with CoBank or its affiliates, certain specified judgments, casualty, condemnation or insolvency or bankruptcy events, material adverse changes in the condition, financial or otherwise, operations, business or properties of CWC, a material change in ownership of the voting stock in CWC or the failure by CWS to perform its obligations under its limited payment guarantee. Upon the occurrence and during the continuance of an Event of Default, CoBank shall have no obligation to make any Loan to CWC and may discontinue doing so at any time without prior notice. In addition, CoBank may, upon notice to CWC, terminate any Loan commitment and declare the unpaid principal balance of any and all Loans, all accrued interest thereon, and all other amounts payable under the Agreement and the Promissory Note(s), to be immediately due and payable, and exercise its other remedies set forth in the Agreement.

The above summary of the material terms of the Agreement and the four Promissory Note and Supplements s qualified in its entirety by reference to: (1) the Agreement, dated as of October 29, 2012 and attached hereto as Exhibit 10.1, and (2) the four Promissory Note and Single Advance Term Loan Supplements, each dated October 29, 2012, and (3) the CWS limited payment guarantee, complete copies of which are attached hereto as Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, and Exhibit 10.6 respectively, and are hereby incorporated herein by reference.

Item 1.02 Termination	of a Material Definitive Agreement

On October 30, 2012, CWC used substantially all of the proceeds of the above described Loans from CoBank to complete the repayment in full of all principal, accrued interest, premiums, surcharges and other amounts owed by CWC under the following series of CWC’s outstanding unsecured Water Facilities Revenue Bonds issued through the Connecticut Development Authority (“CDA”), as follows:

Series	Aggregate Amount

5.05% 1998 Series A, Due 2028	$9,545,000

5.125% 1998 Series B, Due 2028	$7,495,000

4.40% 2003 Series A, Due 2020	$8,000,000

5.00% 2003 Series C, Due 2022	$14,795,000

5.00% 2005 A Series, Due 2040	$14,805,000

Each of these Series of CWC Bonds were issued pursuant to Bond Purchase Agreements, Loan Agreements and Indentures of Trust that terminated, effective as of October 30, 2012.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference in response to this Item 2.03.

Item 9.01	Financial Statements and Exhibits

The following documents are filed herewith as exhibits hereto:

(d)	Exhibits

10.1	Master Loan Agreement between The Connecticut Water Company and CoBank, ACB, dated October 29, 2012, is filed herewith.

10.2	Promissory Note and Single Advance Term Loan Supplement (Loan 1) between The Connecticut Water Company and CoBank, ACB, dated October 29, 2012 is filed herewith.

10.3	Promissory Note and Single Advance Term Loan Supplement (Loan 2) between The Connecticut Water Company and CoBank, ACB, dated October 29, 2012 is filed herewith.

10.4	Promissory Note and Single Advance Term Loan Supplement (Loan 3) between The Connecticut Water Company and CoBank, ACB, dated October 29, 2012 is filed herewith.

10.5	Promissory Note and Single Advance Term Loan Supplement (Loan 4) between The Connecticut Water Company and CoBank, ACB, dated October 29, 2012 is filed herewith.

10.6	Guarantee of Payment (Limited) by Connecticut Water Service, Inc., dated October 29, 2012, is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTICUT WATER SERVICE, INC.
a Connecticut corporation

Date: November 2, 2012	By:	/s/ David C. Benoit

Name: David C. Benoit
Title:	Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Master Loan Agreement between The Connecticut Water Company and CoBank, ACB, dated October 29, 2012, is filed herewith.

10.2	Promissory Note and Single Advance Term Loan Supplement (Loan 1) between The Connecticut Water Company and CoBank, ACB, dated October 29, 2012 is filed herewith.

10.3	Promissory Note and Single Advance Term Loan Supplement (Loan 2) between The Connecticut Water Company and CoBank, ACB, dated October 29, 2012 is filed herewith.

10.4	Promissory Note and Single Advance Term Loan Supplement (Loan 3) between The Connecticut Water Company and CoBank, ACB, dated October 29, 2012 is filed herewith.

10.5	Promissory Note and Single Advance Term Loan Supplement (Loan 4) between The Connecticut Water Company and CoBank, ACB, dated October 29, 2012 is filed herewith.

10.6	Guarantee of Payment (Limited) by Connecticut Water Service, Inc., dated October 29, 2012, is filed herewith.